SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2012

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

Oshkosh Corporation (the “Company”) is disclosing that it will report profit on its Family of Medium Tactical Vehicles (“FMTV”) contract for the first quarter of fiscal 2012. The Company had most recently stated it expected to begin to report profitable results under the FMTV contract starting in the second quarter of fiscal 2012.

The Company remains committed to driving costs out of the FMTV program.  Additionally, the Company continues to focus on operational improvements, supply chain management and lean manufacturing initiatives across the Company to drive value for shareholders as part of its MOVE strategy.

The Company intends to discuss its first quarter fiscal 2012 operating results on its earnings conference call scheduled for 8 A.M. (CST) on January 31, 2012. The Company plans to discuss the FMTV contract in investor presentations associated with the Company’s upcoming annual meeting of shareholders to be held January 27, 2012.  The Company is not providing any other earnings information or updating any other guidance for fiscal 2012 at this time, and the expected profit on the FMTV contract for the first quarter of fiscal 2012 should not be construed to reflect expected earnings for the Company’s defense segment or the Company as a whole for the first quarter of fiscal 2012.

This Current Report on Form 8-K contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the profit on the FMTV contract for the first quarter of fiscal 2012, are forward-looking statements. When used in this Current Report on Form 8-K, words such as “will” or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.  These factors include, among others, uncertainties associated with government contracts and related accounting matters and risks related to a proxy contest and other actions of activist shareholders. Additional information concerning these and other factors is contained in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed November 16, 2011. The Company assumes no obligation, and disclaims any obligation, to update information contained in this Current Report on Form 8-K. Investors should be aware that the Company may not update such information until the Company’s next quarterly earnings conference call, if at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: January 9, 2012	By:	David M. Sagehorn
David M. Sagehorn
Executive Vice President and
Chief Financial Officer